United States

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2025

DAMON INC.

(Exact name of registrant as specified in its charter)

British Columbia	001-42190	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Alexander Street Vancouver. BC	V6A 1E3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares	DMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On March 29, 2025, Damon Inc. (the “Company”) entered into a letter agreement with Braebeacon Holdings Inc. (“Braebeacon”) to formally terminate the following loan agreements, under which the Company received no loan funds prior to such termination: (i) the Note Purchase Agreement, dated November 13, 2024, between the Company and Braebeacon; (ii) the Secured Promissory Note, dated November 13, 2024, issued by the Company to Braebeacon; (iii) the Security Agreement, dated November 13, 2024, executed by the Company in favor of Braebeacon; (iv) the Security Agreement, dated November 13, 2024, executed by Damon Motors, Inc., a wholly owned subsidiary of the Company, in favor of Braebeacon; (v) the Intellectual Property Security Agreement, dated November 13, 2024, executed by Damon Motors, Inc. in favor of Braebeacon; (vi) the Guaranty, dated November 13, 2024, executed by Damon Motors, Inc. in favor of Braebeacon; and (vii) the Guaranty, dated November 13, 2024, executed by Damon Motors Corporation, a wholly owned subsidiary of the Company, in favor of Braebeacon.

Additionally, the Company entered into a letter agreement with East West Capital, LLC (“East West,” and together with Braebeacon, the “Note Holders”) to formally terminate the following loan agreements, under which the Company received no loan funds prior to such termination: (i) the Note Purchase Agreement, dated November 13, 2024, between the Company and East West; (ii) the Secured Promissory Note, dated November 13, 2024, issued by the Company to East West; (iii) the Security Agreement, dated November 13, 2024, executed by the Company in favor of East West; (iv) the Security Agreement, dated November 13, 2024, executed by Damon Motors, Inc. in favor of East West; (v) the Intellectual Property Security Agreement, dated November 13, 2024, executed by Damon Motors, Inc. in favor of East West; (vi) the Guaranty, dated November 13, 2024, executed by Damon Motors, Inc. in favor of East West; and (vii) the Guaranty, dated November 13, 2024, executed by Damon Motors Corporation in favor of East West.

Under the letter agreements, the Company and each Note Holder acknowledged that, as of the termination date, no amounts had been funded under the respective Note Purchase Agreements or Secured Promissory Notes. As a result of such terminations, all rights and obligations of the parties under the terminated agreements have been extinguished and are of no further force or effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2025	DAMON, INC.

	By:	/s/ Bal Bhullar
Bal Bhullar
Chief Financial Officer

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